Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	September 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$1,973	$2,315
Short-term investments	1,516	514
Accounts receivable, net	78	77
Mortgage loans held for sale	49	107
Prepaid expenses and other current assets	153	140
Restricted cash	2	1
Current assets of discontinued operations	—	4,526
Total current assets	3,771	7,680
Contract cost assets	25	35
Property and equipment, net	261	215
Right of use assets	127	130
Goodwill	2,374	2,374
Intangible assets, net	149	176
Other assets	11	3
Noncurrent assets of discontinued operations	—	82
Total assets	$6,718	$10,695
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$19	$11
Accrued expenses and other current liabilities	112	89
Accrued compensation and benefits	56	61
Borrowings under credit facilities	45	113
Deferred revenue	50	51
Lease liabilities, current portion	30	24
Current liabilities of discontinued operations	—	3,533
Total current liabilities	312	3,882
Lease liabilities, net of current portion	141	148
Convertible senior notes	1,659	1,319
Other long-term liabilities	11	5
Total liabilities	2,123	5,354
Shareholders’ equity:
Class A common stock	—	—
Class B common stock	—	—
Class C capital stock	—	—
Additional paid-in capital	6,154	7,001
Accumulated other comprehensive income (loss)	(19)	7
Accumulated deficit	(1,540)	(1,667)
Total shareholders’ equity	4,595	5,341
Total liabilities and shareholders’ equity	$6,718	$10,695

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except share data, which are presented in thousands, and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$483	$550	$1,523	$1,597
Cost of revenue (1)	89	82	278	228
Gross profit	394	468	1,245	1,369
Operating expenses:
Sales and marketing (1)	165	205	502	532
Technology and development (1)	142	101	369	319
General and administrative (1)	138	104	370	303
Restructuring costs (1)	—	—	14	—
Acquisition-related costs	—	3	—	8
Total operating expenses	445	413	1,255	1,162
Income (loss) from continuing operations	(51)	55	(10)	207
Loss on extinguishment of debt	—	(15)	—	(17)
Other income, net	12	2	19	5
Interest expense	(9)	(29)	(26)	(99)
Income (loss) from continuing operations before income taxes	(48)	13	(17)	96
Income tax benefit (expense)	(3)	5	1	—
Net income (loss) from continuing operations	(51)	18	(16)	96
Net loss from discontinued operations, net of income taxes	(2)	(347)	(13)	(363)
Net loss	$(53)	$(329)	$(29)	$(267)
Net income (loss) from continuing operations per share:
Basic	$(0.21)	$0.07	$(0.07)	$0.39
Diluted	$(0.21)	$0.07	$(0.07)	$0.37
Net loss per share:
Basic	$(0.22)	$(1.29)	$(0.12)	$(1.07)
Diluted	$(0.22)	$(1.24)	$(0.12)	$(1.02)
Weighted-average shares outstanding:
Basic	240,080	254,074	244,157	248,564
Diluted	240,080	265,112	244,157	262,043
(1) Includes share-based compensation expense as follows:
Cost of revenue	$5	$2	$12	$7
Sales and marketing	21	11	46	31
Technology and development	57	25	123	78
General and administrative	64	32	142	88
Restructuring costs	—	—	2	—
Share-based compensation - continuing operations	$147	$70	$325	$204
Other Financial Data:
Income (loss) from continuing operations before income taxes:
IMT segment	$5	$130	$182	$407
Mortgages segment	(51)	(6)	(116)	(26)
Homes segment	(8)	(69)	(80)	(175)
Corporate items (2)	6	(42)	(3)	(110)
Total income (loss) from continuing operations before income taxes	$(48)	$13	$(17)	$96
Adjusted EBITDA (3):
IMT segment	$164	$206	$559	$633
Mortgages segment	(27)	5	(60)	5
Homes segment	(7)	(55)	(58)	(138)
Total Adjusted EBITDA	$130	$156	$441	$500
(2) Certain corporate items are not directly attributable to any of our segments, including loss on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss on a consolidated basis and income (loss) from continuing operations before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented. Adjusted EBITDA on a consolidated basis and for each segment excludes the impact of discontinued operations.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Nine Months Ended September 30,
	2022	2021
Operating activities
Net loss	$(29)	$(267)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	121	88
Share-based compensation	341	231
Amortization of right of use assets	17	18
Amortization of contract cost assets	23	32
Amortization of debt discount and debt issuance costs	24	72
Loss on extinguishment of debt	21	17
Inventory valuation adjustment	9	304
Other adjustments to reconcile net loss to cash provided by (used in) operating activities	(9)	10
Changes in operating assets and liabilities:
Accounts receivable	76	(89)
Mortgage loans held for sale	58	110
Inventory	3,904	(3,570)
Prepaid expenses and other assets	(13)	(70)
Contract cost assets	(13)	(22)
Lease liabilities	(15)	(21)
Accounts payable	1	17
Accrued expenses and other current liabilities	(49)	163
Accrued compensation and benefits	(52)	11
Deferred revenue	(1)	4
Other long-term liabilities	6	—
Net cash provided by (used in) operating activities	4,420	(2,962)
Investing activities
Proceeds from maturities of investments	455	1,696
Purchases of investments	(1,474)	(509)
Purchases of property and equipment	(87)	(45)
Purchases of intangible assets	(17)	(24)
Cash paid for acquisition, net	—	(497)
Net cash provided by (used in) investing activities	(1,123)	621
Financing activities
Proceeds from issuance of Class C capital stock, net of issuance costs	—	545
Proceeds from issuance of term loan, net of issuance costs	—	443
Proceeds from borrowings on credit facilities	—	2,639
Repayments of borrowings on credit facilities	(2,205)	(535)
Net repayments on warehouse line of credit and repurchase agreements	(68)	(101)
Repurchases of Class A common stock and Class C capital stock	(773)	—
Settlement of long-term debt	(1,158)	(1)
Proceeds from exercise of stock options	44	98
Net cash provided by (used in) financing activities	(4,160)	3,088
Net increase (decrease) in cash, cash equivalents and restricted cash during period	(863)	747
Cash, cash equivalents and restricted cash at beginning of period	2,838	1,779
Cash, cash equivalents and restricted cash at end of period	$1,975	$2,526
Supplemental disclosures of cash flow information
Cash paid for interest	$42	$58
Cash paid for taxes	5	—
Noncash transactions:
Write-off of fully amortized intangible assets	$200	$55
Write-off of fully depreciated property and equipment	48	38
Capitalized share-based compensation	33	19
Recognition (derecognition) of operating right of use assets and lease liabilities	14	(12)
Property and equipment purchased on account	2	2
Issuance (settlement) of beneficial interests in securitizations	(79)	25

Non-GAAP Net Income per Share
Our presentation of non-GAAP net income per share excludes the impact of the results of discontinued operations, share-based compensation, restructuring costs, acquisition-related costs, the loss on extinguishment of debt and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income per share as supplemental information to investors, as we believe the exclusion of the results of discontinued operations, share-based compensation, restructuring costs, acquisition-related costs, the loss on extinguishment of debt and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income, adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net income per share - basic and diluted, for each of the periods presented (in millions, except share data, which are presented in thousands, and per share data, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss, as reported	$(53)	$(329)	$(29)	$(267)
Net loss from discontinued operations, net of income taxes	2	347	13	363
Share-based compensation	147	70	323	204
Restructuring costs	—	—	14	—
Acquisition-related costs	—	3	—	8
Loss on extinguishment of debt	—	15	—	17
Income taxes	3	(5)	(1)	—
Net income, adjusted	$99	$101	$320	$325
Non-GAAP net income per share:
Basic	$0.41	$0.40	$1.31	$1.31
Diluted	$0.38	$0.38	$1.22	$1.24
Weighted-average shares outstanding:
Basic	240,080	254,074	244,157	248,564
Diluted	266,211	265,112	271,369	262,043
Diluted non-GAAP net income per share for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income per share calculations (in thousands, unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Denominator for basic calculation	240,080	254,074	244,157	248,564
Effect of dilutive securities:
Option awards	523	8,874	1,341	10,581
Unvested restricted stock units	162	2,164	425	2,898
Convertible senior notes due in 2024 and 2026	25,446	—	25,446	—
Denominator for dilutive calculation	266,211	265,112	271,369	262,043

Segment Results of Operations
The following tables present our segment results for the periods presented (in millions, unaudited):

	Three Months Ended September 30, 2022			Three Months Ended September 30, 2021
	IMT	Mortgages	Homes	IMT	Mortgages	Homes
Revenue:
Premier Agent	$312	$—	$—	$359	$—	$—
Rentals	74	—	—	67	—	—
Other	71	—	—	54	—	—
Mortgages	—	26	—	—	70	—
Total revenue	457	26	—	480	70	—
Cost of revenue	67	17	5	51	22	9
Gross profit	390	9	(5)	429	48	(9)
Operating expenses:
Sales and marketing	145	20	—	159	29	17
Technology and development	126	16	—	75	7	19
General and administrative	110	25	3	62	18	24
Acquisition-related costs	—	—	—	3	—	—
Total operating expenses	381	61	3	299	54	60
Income (loss) from continuing operations	9	(52)	(8)	130	(6)	(69)
Segment other income (expense)	(4)	1	—	—	1	—
Segment interest expense	—	—	—	—	(1)	—
Income (loss) from continuing operations before income taxes (1)	$5	$(51)	$(8)	$130	$(6)	$(69)

	Nine Months Ended September 30, 2022			Nine Months Ended September 30, 2021
	IMT	Mortgages	Homes	IMT	Mortgages	Homes
Revenue:
Premier Agent	$1,008	$—	$—	$1,042	$—	$—
Rentals	206	—	—	204	—	—
Other	208	—	—	156	—	—
Mortgages	—	101	—	—	195	—
Total revenue	1,422	101	—	1,402	195	—
Cost of revenue	203	54	21	141	62	25
Gross profit	1,219	47	(21)	1,261	133	(25)
Operating expenses:
Sales and marketing	430	61	11	413	81	38
Technology and development	323	37	9	244	24	51
General and administrative	274	63	33	189	53	61
Restructuring costs	6	2	6	—	—	—
Acquisition-related costs	—	—	—	8	—	—
Total operating expenses	1,033	163	59	854	158	150
Income (loss) from continuing operations	186	(116)	(80)	407	(25)	(175)
Segment other income (expense)	(4)	2	—	—	3	—
Segment interest expense	—	(2)	—	—	(4)	—
Income (loss) from continuing operations before income taxes (1)	$182	$(116)	$(80)	$407	$(26)	$(175)
(1) The following table presents the reconciliation of total segment income (loss) from continuing operations before income taxes to consolidated income (loss) from continuing operations before income taxes for the periods presented (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Total segment income (loss) from continuing operations before income taxes	$(54)	$55	$(14)	$206
Corporate interest expense	(9)	(28)	(24)	(95)
Corporate other income	15	1	21	2
Loss on extinguishment of debt	—	(15)	—	(17)
Consolidated income (loss) from continuing operations before income taxes	$(48)	$13	$(17)	$96

Certain corporate items are not directly attributable to any of our segments, including loss on extinguishment of debt, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.

Key Metrics
The following table presents our visits and average monthly unique users for each of the periods presented (in millions):

	Three Months Ended September 30,		2021 to 2022 % Change
	2022	2021
Visits (1)	2,767	2,662	4%
Average monthly unique users (2)	236	227	4%

(1) Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2) Zillow, StreetEasy and HotPads measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

The following table presents loan origination volume by purpose and in total for Zillow Home Loans for the periods presented (in millions):

	Three Months Ended September 30,		2021 to 2022 % Change
	2022	2021
Purchase loan origination volume	$240	$359	(33)%
Refinance loan origination volume	31	754	(96)%
Total loan origination volume	$271	$1,113	(76)%